Exhibit 10.22
                                OPTION AGREEMENT

     THIS AGREEMENT is made and entered into on this 30th day of September, 1996 by and between American Physicians Service Group, Inc. ("APS"), a Delaware corporation, and DR. Edward Schrader, an individual ("Stockholder").

IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

     1. Identification of Exsorbet Industries. Inc. Exsorbet Industries, Inc. is an Idaho corporation, having its principal place of business in Jackson, Mississippi. The only class of common stock of Exsorbet Industries, Inc. trades on the Nasdaq Stock Market, Inc. SmallCap Market under the symbol "EXSO". As used herein, the term "Exsorbet" shall refer to Exsorbet Industries, Inc. and its successors.

     2. Disclosures. Stockholder has disclosed to APS that Exsorbet, through its Board of Directors, has proposed merger into a Delaware corporation, whereby tne Delaware corporation would be the surviving corporation, and changing the name of Exsorbet to Consolidated EcoSysterns, Inc. The term "Exsorbet" shall refer to such surviving or successor corporation in the event that such merger and/or name change is approved.

     3. Representations. Stocknolder has made no representadons to APS concerning the financial condition of Exsorbet and its subsidiaries. Stockholder has made no representations or warranties concerning the future value of Exsorbet stock, future earnings of Exsorbet, or any other representations concerning Exsorbet, except as are identified herein.

     4. Stock Ownership. Stockholder is the owner of 0 shares of common stock of Exsorbet, such shares having been issued pursuant to Rule 144 of tne United States Securities and Exchange Commission ("Rule 144"). Such shares of common stock are subject to the provisions of Rule 144 and all applicable state and federal securities regulations and statutes. Stockholder will not transfer or assign any of such stock until expiration of this option agreement.

     5. Option Agreements. Stockholder possesses a present right to acquire 335,000 shares of common stock of Exsorbet pursuant to an option agreement or agreements, copies of which are attached hereto. Stockholder will not transfer, extinguish or assign any of such options or rights thereunder until expiration of this option agreement.

     6. Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 0 shares of common stock of Exsorbet, representing a portion of those shares identified in paragraph 4, above. The acquisition price shall be $2.75 per share.

     7. Additional Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 167,500 shares of common stock of Exsorbet, by exercising such portion of the options identified in paragraph 5, above as necessary to acquire such number of shares. The acquisition price shall be S2.75 per share.

     8. Exercising of Stock Options. Stockholder warrants and covenants with APS that he will, upon exercising of the option specified in paragraph 6 or 7, above, exercise the option agreements with Exsorbet, acquiring the number of shares being ultimately transferrable to APS. Such option exercise shall occur within two business days of notification by APS that it is exercising the option specified herein.

     9. APS Agreements. APS: (A) understands that the Exsorbet stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptdons for transactions not involving any public offering; (B) is acquiring the Exsorbet stock for its own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received or will receive certain information concerning Exsorbet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exsorbet stock; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Exsorbet stock; and (F) is an Accredited Investor, as defined in Regulation D promulgated pursuant to the Secunties Act of 1933, as amended.

     10. Paragraph Headings. Paragraph Headings, being the underlined portion at the beginning of each section, are intended for assistance only and shall not alter, modify, amend, or change the meanings of the written paragraphs.

     11. Construction. This Agreement shall be liberally construed in favor of granting an exclusive option upon the terms specified herein. In furtherance thereof, this Agreement shall be construed in accordance with the laws and statutes of the State of Texas, being the principal place of business of APS.

     12. Advice to Seek Legal Counsel. Stockholder has sought and obtained the advice of counsel prior to entering this Agreement or has been strongly advised to obtain legal counsel concerning the advisability of entering this Agreement. In entering this Agreement, Stockholder is not relying upon any statements, representations, or opinions of: (a) any attomeys or counsel for or of Exsorbet or APS; (b) any representatives, agents, officers, employees, or directors of Exsorbet Industries, Inc., its subsidiaries, or APS; or (c) any person other than his retained legal attorney.

13. Notices. Notices to Stockholder shall be delivered to: Ed Schrader

     Notices to APS shall be delivered to: Duane Boyd, Jr., 1301 Capital of Texas Highway, Suite C-300, Austin, TX 78746.

     All notices shall be delivered by certified mail with a retum receipt requested, by ovemight courier, or by facsimile. All notices shall be complete upon delivery.

     14. Cooperation. Stockholder agrees to fully cooperate with APS in the event that APS elects to exercise any rights under this Agreement. Stockholder shall take no action which would obstruct the ability of APS to exercise its rights under this Agreement.

     15. Procedure for Exercising Option. APS may exercise its rights under this Agreement by giving written notice to the Sharebolder in the manner specified in paragraph 13, above. Such written notice shall be in any reasonable form sufficient to notify Stockholder of the exercising of the option. Full payment shall be due upon the delivery of any or all shares from Stockholder to APS. Upon exercising of any options, Stockholder shall arrange for: (i) delivery of existing shares, if any, to APS within five business days; (ii) exercising of any stock options with Exsorbet within two business days; and (iii) delivery of stock certificates obtained upon exercise of stock ophons within two business days of receipt of such stock certificates.

     16. Severability. In the event that any section or paragraph contained herein shall be invalid, unlawful, or unenforceable, the remainda shall be severable, valid, and effective as if such invalid, unlawful, or unenforceable section or paragraph were not contained herein.

     17. Consideration. In consideration of the Agreements contained herein, APS is providing the sum of One Hundred Dollars (S 100.00) to Stockholder. Stockholder accepts such amount as full and complete consideration for this Agreement.

     18. Complete Agreement. This Agreement is the full and complete agreement between the parties. There are no agreements or understandings between the parties which are not contained herein.

    19. Adjustments in Option. In the event that the common stock of Exsorbet is changed into or exchanged for a different number or kind of shares of Exsorbet or other securides by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the option granted to APS herein shall be subject to an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the proportionate interest of APS shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option.

     20. APS Party Appointed Attorney-in-Fact. Stockholder hereby irrevocably appoints APS as attorney-in-fact of Stockholder (such power of attomey being coupled with an interest), with full authority in the place and stead of Stockholder and in the name of Stockholder, APS or otherwise, from time to time on APS' discretion and upon the occurrence of any default by Stockholder of any of Stockholder's obligations hereunder, to take any action and to execute any instrument which APS may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to assign and transfer the stock which is the subject of this Agreement to APS, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

     21. Binding Effect. This Option Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Stockholder may not assign its rights or obligations hereunder without the prior express written consent of APS in each instance.

     IN WITNESS WHEREOF, the parties have executed this Agreement upon the day and year first above written.

                                                  ------------------------
                                                  Stockholder

                                OPTION AGREEMENT

     THIS AGREEMENT is made and entered into on this 30th day of September, 1996 by and between American Physicians Service Group, Inc. ("APS"), a Delaware corporation, and Kenneth McDonald, an individual ("Stockholder").

IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

     1. Identification of Exsorbet Industries. Inc. Exsorbet Industries, Inc. is an Idaho corporation, having its principal place of business in Jackson, Mississippi. The only class of common stock of Exsorbet Industries, Inc. trades on the Nasdaq Stock Market, Inc. SmallCap Market under the symbol "EXSO". As used herein, the term "Exsorbet" shall refer to Exsorbet Industries, Inc. and its successors.

     2. Disclosures. Stockholder has disclosed to APS that Exsorbet, through its Board of Directors, has proposed merger into a Delaware corporation, whereby tne Delaware corporation would be the surviving corporation, and changing the name of Exsorbet to Consolidated EcoSysterns, Inc. The term "Exsorbet" shall refer to such surviving or successor corporation in the event that such merger and/or name change is approved.

     3. Representations. Stocknolder has made no representadons to APS concerning the financial condition of Exsorbet and its subsidiaries. Stockholder has made no representations or warranties concerning the future value of Exsorbet stock, future earnings of Exsorbet, or any other representations concerning Exsorbet, except as are identified herein.

     4. Stock Ownership. Stockholder is the owner of 545,388 shares of common stock of Exsorbet, such shares having been issued pursuant to Rule 144 of the United States Securities and Exchange Commission ("Rule 144"). Such shares of common stock are subject to the provisions of Rule 144 and all applicable state and federal securities regulations and statutes. Stockholder will not transfer or assign any of such stock until expiration of this option agreement.

     5. Option Agreements. Stockholder possesses a present right to acquire 514,469 shares of common stock of Exsorbet pursuant to an option agreement or agreements, copies of which are attached hereto. Stockholder will not transfer, extinguish or assign any of such options or rights thereunder until expiration of this option agreement.

     6. Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 190,000 shares of common stock of Exsorbet, representing a portion of those shares identified in paragraph 4, above. The acquisition price shall be $2.75 per share.

     7. Additional Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire -0- shares of common stock of Exsorbet, by exercising such portion of the options identified in paragraph 5, above as necessary to acquire such number of shares. The acquisition price shall be S2.75 per share.

     8. Exercising of Stock Options. Stockholder warrants and covenants with APS that he will, upon exercising of the option specified in paragraph 6 or 7, above, exercise the option agreements with Exsorbet, acquiring the number of shares being ultimately transferrable to APS. Such option exercise shall occur within two business days of notification by APS that it is exercising the option specified herein.

     9. APS Agreements. APS: (A) understands that the Exsorbet stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptdons for transactions not involving any public offering; (B) is acquiring the Exsorbet stock for its own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received or will receive certain information concerning Exsorbet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exsorbet stock; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Exsorbet stock; and (F) is an Accredited Investor, as defined in Regulation D promulgated pursuant to the Secunties Act of 1933, as amended.

     10. Paragraph Headinys. Paragraph Headings, being the underlined portion at the beginning of each section, are intended for assistance only and shall not alter, modify, amend, or change the meanings of the written paragraphs.

     11. Construction. This Agreement shall be liberally construed in favor of granting an exclusive option upon the terms specified herein. In furtherance thereof, this Agreement shall be construed in accordance with the laws and statutes of the State of Texas, being the principal place of business of APS.

     12. Advice to Seek Legal Counsel. Stockholder has sought and obtained the advice of counsel prior to entering this Agreement or has been strongly advised to obtain legal counsel concerning the advisability of entering this Agreement. In entering this Agreement, Stockholder is not relying upon any statements, representations, or opinions of: (a) any attomeys or counsel for or of Exsorbet or APS; (b) any representatives, agents, officers, employees, or directors of Exsorbet Industries, Inc., its subsidiaries, or APS; or (c) any person other than his retained legal attorney.

     13. Notices. Notices to Stockholder shall be delivered to: Ken McDonald, KR Industrial Service of Alabama, Hwy 195 North, Double Springs, AL 35553.

     Notices to APS shall be delivered to: Duane Boyd, Jr., 1301 Capital of Texas Highway, Suite C-300, Austin, TX 78746.

     All notices shall be delivered by certified mail with a retum receipt requested, by ovemight courier, or by facsimile. All notices shall be complete upon delivery.

     14. Cooperation. Stockholder agrees to fully cooperate with APS in the event that APS elects to exercise any rights under this Agreement. Stockholder shall take no action which would obstruct the ability of APS to exercise its rights under this Agreement.

     15. Procedure for Exercising Option. APS may exercise its rights under this Agreement by giving written notice to the Sharebolder in the manner specified in paragraph 13, above. Such written notice shall be in any reasonable form sufficient to notify Stockholder of the exercising of the option. Full payment shall be due upon the delivery of any or all shares from Stockholder to APS. Upon exercising of any options, Stockholder shall arrange for: (i) delivery of existing shares, if any, to APS within five business days; (ii) exercising of any stock options with Exsorbet within two business days; and (iii) delivery of stock certificates obtained upon exercise of stock ophons within two business days of receipt of such stock certificates.

     16. Severability. In the event that any section or paragraph contained herein shall be invalid, unlawful, or unenforceable, the remainder shall be severable, valid, and effective as if such invalid, unlawful, or unenforceable section or paragraph were not contained herein.

     17. Consideration. In consideration of the Agreements contained herein, APS is providing the sum of One Hundred Dollars (S 100.00) to Stockholder. Stockholder accepts such amount as full and complete consideration for this Agreement.

     18. Complete Agreement. This Agreement is the full and complete agreement between the parties. There are no agreements or understandings between the parties which are not contained herein.

    19. Adjustments in Option. In the event that the common stock of Exsorbet is changed into or exchanged for a different number or kind of shares of Exsorbet or other securides by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the option granted to APS herein shall be subject to an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the proportionate interest of APS shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option.

     20. APS Party Appointed Attorney-in-Fact. Stockholder hereby irrevocably appoints APS as attorney-in-fact of Stockholder (such power of attomey being coupled with an interest), with full authority in the place and stead of Stockholder and in the name of Stockholder, APS or otherwise, from time to time on APS' discretion and upon the occurrence of any default by Stockholder of any of Stockholder's obligations hereunder, to take any action and to execute any instrument which APS may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to assign and transfer the stock which is the subject of this Agreement to APS, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

     21. Binding Effect. This Option Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Stockholder may not assign its rights or obligations hereunder without the prior express written consent of APS in each instance.

     IN WITNESS WHEREOF, the parties have executed this Agreement upon the day and year first above written.

                                                  ------------------------
                                                  Stockholder

                                OPTION AGREEMENT

     THIS AGREEMENT is made and entered into on this 30th day of September, 1996 by and between American Physicians Service Group, Inc. ("APS"), a Delaware corporation, and Gary Cotten, an individual ("Stockholder").

IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

     1. Identification of Exsorbet Industries. Inc. Exsorbet Industries, Inc. is an Idaho corporation, having its principal place of business in Jackson, Mississippi. The only class of common stock of Exsorbet Industries, Inc. trades on the Nasdaq Stock Market, Inc. SmallCap Market under the symbol "EXSO". As used herein, the term "Exsorbet" shall refer to Exsorbet Industries, Inc. and its successors.

     2. Disclosures. Stockholder has disclosed to APS that Exsorbet, through its Board of Directors, has proposed merger into a Delaware corporation, whereby tne Delaware corporation would be the surviving corporation, and changing the name of Exsorbet to Consolidated EcoSysterns, Inc. The term "Exsorbet" shall refer to such surviving or successor corporation in the event that such merger and/or name change is approved.

     3. Representations. Stocknolder has made no representadons to APS concerning the financial condition of Exsorbet and its subsidiaries. Stockholder has made no representations or warranties concerning the future value of Exsorbet stock, future earnings of Exsorbet, or any other representations concerning Exsorbet, except as are identified herein.

     4. Stock Ownership. Stockholder is the owner of -0- shares of common stock of Exsorbet, such shares having been issued pursuant to Rule 144 of the United States Securities and Exchange Commission ("Rule 144"). Such shares of common stock are subject to the provisions of Rule 144 and all applicable state and federal securities regulations and statutes. Stockholder will not transfer or assign any of such stock until expiration of this option agreement.

     5. Option Agreements. Stockholder possesses a present right to acquire 100,000 shares of common stock of Exsorbet pursuant to an option agreement or agreements, copies of which are attached hereto. Stockholder will not transfer, extinguish or assign any of such options or rights thereunder until expiration of this option agreement.

     6. Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire -0- shares of common stock of Exsorbet, representing a portion of those shares identified in paragraph 4, above. The acquisition price shall be $2.75 per share.

     7. Additional Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 100,000 shares of common stock of Exsorbet, by exercising such portion of the options identified in paragraph 5, above as necessary to acquire such number of shares. The acquisition price shall be S2.75 per share.

     8. Exercising of Stock Options. Stockholder warrants and covenants with APS that he will, upon exercising of the option specified in paragraph 6 or 7, above, exercise the option agreements with Exsorbet, acquiring the number of shares being ultimately transferrable to APS. Such option exercise shall occur within two business days of notification by APS that it is exercising the option specified herein.

     9. APS Agreements. APS: (A) understands that the Exsorbet stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptdons for transactions not involving any public offering; (B) is acquiring the Exsorbet stock for its own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received or will receive certain information concerning Exsorbet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exsorbet stock; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Exsorbet stock; and (F) is an Accredited Investor, as defined in Regulation D promulgated pursuant to the Secunties Act of 1933, as amended.

     10. Paragraph Headinys. Paragraph Headings, being the underlined portion at the beginning of each section, are intended for assistance only and shall not alter, modify, amend, or change the meanings of the written paragraphs.

     11. Construction. This Agreement shall be liberally construed in favor of granting an exclusive option upon the terms specified herein. In furtherance thereof, this Agreement shall be construed in accordance with the laws and statutes of the State of Texas, being the principal place of business of APS.

     12. Advice to Seek Legal Counsel. Stockholder has sought and obtained the advice of counsel prior to entering this Agreement or has been strongly advised to obtain legal counsel concerning the advisability of entering this Agreement. In entering this Agreement, Stockholder is not relying upon any statements, representations, or opinions of: (a) any attomeys or counsel for or of Exsorbet or APS; (b) any representatives, agents, officers, employees, or directors of Exsorbet Industries, Inc., its subsidiaries, or APS; or (c) any person other than his retained legal attorney.

     13. Notices. Notices to Stockholder shall be delivered to: Gary Cotten, 2406 Oakhurst, Ada, OK 74820.

     Notices to APS shall be delivered to: Duane Boyd, Jr., 1301 Capital of Texas Highway, Suite C-300, Austin, TX 78746.

     All notices shall be delivered by certified mail with a retum receipt requested, by ovemight courier, or by facsimile. All notices shall be complete upon delivery.

     14. Cooperation. Stockholder agrees to fully cooperate with APS in the event that APS elects to exercise any rights under this Agreement. Stockholder shall take no action which would obstruct the ability of APS to exercise its rights under this Agreement.

     15. Procedure for Exercising Option. APS may exercise its rights under this Agreement by giving written notice to the Sharebolder in the manner specified in paragraph 13, above. Such written notice shall be in any reasonable form sufficient to notify Stockholder of the exercising of the option. Full payment shall be due upon the delivery of any or all shares from Stockholder to APS. Upon exercising of any options, Stockholder shall arrange for: (i) delivery of existing shares, if any, to APS within five business days; (ii) exercising of any stock options with Exsorbet within two business days; and (iii) delivery of stock certificates obtained upon exercise of stock ophons within two business days of receipt of such stock certificates.

     16. Severability. In the event that any section or paragraph contained herein shall be invalid, unlawful, or unenforceable, the remainder shall be severable, valid, and effective as if such invalid, unlawful, or unenforceable section or paragraph were not contained herein.

     17. Consideration. In consideration of the Agreements contained herein, APS is providing the sum of One Hundred Dollars (S 100.00) to Stockholder. Stockholder accepts such amount as full and complete consideration for this Agreement.

     18. Complete Agreement. This Agreement is the full and complete agreement between the parties. There are no agreements or understandings between the parties which are not contained herein.

    19. Adjustments in Option. In the event that the common stock of Exsorbet is changed into or exchanged for a different number or kind of shares of Exsorbet or other securides by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the option granted to APS herein shall be subject to an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the proportionate interest of APS shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option.

     20. APS Party Appointed Attorney-in-Fact. Stockholder hereby irrevocably appoints APS as attorney-in-fact of Stockholder (such power of attomey being coupled with an interest), with full authority in the place and stead of Stockholder and in the name of Stockholder, APS or otherwise, from time to time on APS' discretion and upon the occurrence of any default by Stockholder of any of Stockholder's obligations hereunder, to take any action and to execute any instrument which APS may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to assign and transfer the stock which is the subject of this Agreement to APS, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

     21. Binding Effect. This Option Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Stockholder may not assign its rights or obligations hereunder without the prior express written consent of APS in each instance.

     IN WITNESS WHEREOF, the parties have executed this Agreement upon the day and year first above written.

                                                  ------------------------
                                                  Stockholder

                                OPTION AGREEMENT

     THIS AGREEMENT is made and entered into on this 30th day of September, 1996 by and between American Physicians Service Group, Inc. ("APS"), a Delaware corporation, and James J. Conners, an individual ("Stockholder").

IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

     1. Identification of Exsorbet Industries. Inc. Exsorbet Industries, Inc. is an Idaho corporation, having its principal place of business in Jackson, Mississippi. The only class of common stock of Exsorbet Industries, Inc. trades on the Nasdaq Stock Market, Inc. SmallCap Market under the symbol "EXSO". As used herein, the term "Exsorbet" shall refer to Exsorbet Industries, Inc. and its successors.

     2. Disclosures. Stockholder has disclosed to APS that Exsorbet, through its Board of Directors, has proposed merger into a Delaware corporation, whereby tne Delaware corporation would be the surviving corporation, and changing the name of Exsorbet to Consolidated EcoSysterns, Inc. The term "Exsorbet" shall refer to such surviving or successor corporation in the event that such merger and/or name change is approved.

     3. Representations. Stocknolder has made no representadons to APS concerning the financial condition of Exsorbet and its subsidiaries. Stockholder has made no representations or warranties concerning the future value of Exsorbet stock, future earnings of Exsorbet, or any other representations concerning Exsorbet, except as are identified herein.

     4. Stock Ownership. Stockholder is the owner of 120,000 shares of common stock of Exsorbet, such shares having been issued pursuant to Rule 144 of the United States Securities and Exchange Commission ("Rule 144"). Such shares of common stock are subject to the provisions of Rule 144 and all applicable state and federal securities regulations and statutes. Stockholder will not transfer or assign any of such stock until expiration of this option agreement.

     5. Option Agreements. Stockholder possesses a present right to acquire 125,000 shares of common stock of Exsorbet pursuant to an option agreement or agreements, copies of which are attached hereto. Stockholder will not transfer, extinguish or assign any of such options or rights thereunder until expiration of this option agreement.

     6. Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 120,000 shares of common stock of Exsorbet, representing a portion of those shares identified in paragraph 4, above. The acquisition price shall be $2.75 per share.

     7. Additional Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 2,500 shares of common stock of Exsorbet, by exercising such portion of the options identified in paragraph 5, above as necessary to acquire such number of shares. The acquisition price shall be S2.75 per share.

     8. Exercising of Stock Options. Stockholder warrants and covenants with APS that he will, upon exercising of the option specified in paragraph 6 or 7, above, exercise the option agreements with Exsorbet, acquiring the number of shares being ultimately transferrable to APS. Such option exercise shall occur within two business days of notification by APS that it is exercising the option specified herein.

     9. APS Agreements. APS: (A) understands that the Exsorbet stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptdons for transactions not involving any public offering; (B) is acquiring the Exsorbet stock for its own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received or will receive certain information concerning Exsorbet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exsorbet stock; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Exsorbet stock; and (F) is an Accredited Investor, as defined in Regulation D promulgated pursuant to the Secunties Act of 1933, as amended.

     10. Paragraph Headinys. Paragraph Headings, being the underlined portion at the beginning of each section, are intended for assistance only and shall not alter, modify, amend, or change the meanings of the written paragraphs.

     11. Construction. This Agreement shall be liberally construed in favor of granting an exclusive option upon the terms specified herein. In furtherance thereof, this Agreement shall be construed in accordance with the laws and statutes of the State of Texas, being the principal place of business of APS.

     12. Advice to Seek Legal Counsel. Stockholder has sought and obtained the advice of counsel prior to entering this Agreement or has been strongly advised to obtain legal counsel concerning the advisability of entering this Agreement. In entering this Agreement, Stockholder is not relying upon any statements, representations, or opinions of: (a) any attomeys or counsel for or of Exsorbet or APS; (b) any representatives, agents, officers, employees, or directors of Exsorbet Industries, Inc., its subsidiaries, or APS; or (c) any person other than his retained legal attorney.

     13. Notices. Notices to Stockholder shall be delivered to: 10539 Co. Rd. 1 Fairhope, AL 36532

     Notices to APS shall be delivered to: Duane Boyd, Jr., 1301 Capital of Texas Highway, Suite C-300, Austin, TX 78746.

     All notices shall be delivered by certified mail with a retum receipt requested, by ovemight courier, or by facsimile. All notices shall be complete upon delivery.

     14. Cooperation. Stockholder agrees to fully cooperate with APS in the event that APS elects to exercise any rights under this Agreement. Stockholder shall take no action which would obstruct the ability of APS to exercise its rights under this Agreement.

     15. Procedure for Exercising Option. APS may exercise its rights under this Agreement by giving written notice to the Sharebolder in the manner specified in paragraph 13, above. Such written notice shall be in any reasonable form sufficient to notify Stockholder of the exercising of the option. Full payment shall be due upon the delivery of any or all shares from Stockholder to APS. Upon exercising of any options, Stockholder shall arrange for: (i) delivery of existing shares, if any, to APS within five business days; (ii) exercising of any stock options with Exsorbet within two business days; and (iii) delivery of stock certificates obtained upon exercise of stock ophons within two business days of receipt of such stock certificates.

     16. Severability. In the event that any section or paragraph contained herein shall be invalid, unlawful, or unenforceable, the remainder shall be severable, valid, and effective as if such invalid, unlawful, or unenforceable section or paragraph were not contained herein.

     17. Consideration. In consideration of the Agreements contained herein, APS is providing the sum of One Hundred Dollars (S 100.00) to Stockholder. Stockholder accepts such amount as full and complete consideration for this Agreement.

     18. Complete Agreement. This Agreement is the full and complete agreement between the parties. There are no agreements or understandings between the parties which are not contained herein.

    19. Adjustments in Option. In the event that the common stock of Exsorbet is changed into or exchanged for a different number or kind of shares of Exsorbet or other securides by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the option granted to APS herein shall be subject to an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the proportionate interest of APS shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option.

     20. APS Party Appointed Attorney-in-Fact. Stockholder hereby irrevocably appoints APS as attorney-in-fact of Stockholder (such power of attomey being coupled with an interest), with full authority in the place and stead of Stockholder and in the name of Stockholder, APS or otherwise, from time to time on APS' discretion and upon the occurrence of any default by Stockholder of any of Stockholder's obligations hereunder, to take any action and to execute any instrument which APS may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to assign and transfer the stock which is the subject of this Agreement to APS, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

     21. Binding Effect. This Option Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Stockholder may not assign its rights or obligations hereunder without the prior express written consent of APS in each instance.

     IN WITNESS WHEREOF, the parties have executed this Agreement upon the day and year first above written.

                                                  ------------------------
                                                  Stockholder

                                OPTION AGREEMENT

     THIS AGREEMENT is made and entered into on this 30th day of September, 1996 by and between American Physicians Service Group, Inc. ("APS"), a Delaware corporation, and Robert Vick, an individual ("Stockholder").

IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

     1. Identification of Exsorbet Industries. Inc. Exsorbet Industries, Inc. is an Idaho corporation, having its principal place of business in Jackson, Mississippi. The only class of common stock of Exsorbet Industries, Inc. trades on the Nasdaq Stock Market, Inc. SmallCap Market under the symbol "EXSO". As used herein, the term "Exsorbet" shall refer to Exsorbet Industries, Inc. and its successors.

     2. Disclosures. Stockholder has disclosed to APS that Exsorbet, through its Board of Directors, has proposed merger into a Delaware corporation, whereby tne Delaware corporation would be the surviving corporation, and changing the name of Exsorbet to Consolidated EcoSysterns, Inc. The term "Exsorbet" shall refer to such surviving or successor corporation in the event that such merger and/or name change is approved.

     3. Representations. Stocknolder has made no representadons to APS concerning the financial condition of Exsorbet and its subsidiaries. Stockholder has made no representations or warranties concerning the future value of Exsorbet stock, future earnings of Exsorbet, or any other representations concerning Exsorbet, except as are identified herein.

     4. Stock Ownership. Stockholder is the owner of 120,000 shares of common stock of Exsorbet, such shares having been issued pursuant to Rule 144 of the United States Securities and Exchange Commission ("Rule 144"). Such shares of common stock are subject to the provisions of Rule 144 and all applicable state and federal securities regulations and statutes. Stockholder will not transfer or assign any of such stock until expiration of this option agreement.

     5. Option Agreements. Stockholder possesses a present right to acquire 125,000 shares of common stock of Exsorbet pursuant to an option agreement or agreements, copies of which are attached hereto. Stockholder will not transfer, extinguish or assign any of such options or rights thereunder until expiration of this option agreement.

     6. Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 120,000 shares of common stock of Exsorbet, representing a portion of those shares identified in paragraph 4, above. The acquisition price shall be $2.75 per share.

     7. Additional Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 2,500 shares of common stock of Exsorbet, by exercising such portion of the options identified in paragraph 5, above as necessary to acquire such number of shares. The acquisition price shall be S2.75 per share.

     8. Exercising of Stock Options. Stockholder warrants and covenants with APS that he will, upon exercising of the option specified in paragraph 6 or 7, above, exercise the option agreements with Exsorbet, acquiring the number of shares being ultimately transferrable to APS. Such option exercise shall occur within two business days of notification by APS that it is exercising the option specified herein.

     9. APS Agreements. APS: (A) understands that the Exsorbet stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptdons for transactions not involving any public offering; (B) is acquiring the Exsorbet stock for its own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received or will receive certain information concerning Exsorbet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exsorbet stock; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Exsorbet stock; and (F) is an Accredited Investor, as defined in Regulation D promulgated pursuant to the Secunties Act of 1933, as amended.

     10. Paragraph Headinys. Paragraph Headings, being the underlined portion at the beginning of each section, are intended for assistance only and shall not alter, modify, amend, or change the meanings of the written paragraphs.

     11. Construction. This Agreement shall be liberally construed in favor of granting an exclusive option upon the terms specified herein. In furtherance thereof, this Agreement shall be construed in accordance with the laws and statutes of the State of Texas, being the principal place of business of APS.

     12. Advice to Seek Legal Counsel. Stockholder has sought and obtained the advice of counsel prior to entering this Agreement or has been strongly advised to obtain legal counsel concerning the advisability of entering this Agreement. In entering this Agreement, Stockholder is not relying upon any statements, representations, or opinions of: (a) any attomeys or counsel for or of Exsorbet or APS; (b) any representatives, agents, officers, employees, or directors of Exsorbet Industries, Inc., its subsidiaries, or APS; or (c) any person other than his retained legal attorney.

     13. Notices. Notices to Stockholder shall be delivered to: _____________

     Notices to APS shall be delivered to: Duane Boyd, Jr., 1301 Capital of Texas Highway, Suite C-300, Austin, TX 78746.

     All notices shall be delivered by certified mail with a retum receipt requested, by ovemight courier, or by facsimile. All notices shall be complete upon delivery.

     14. Cooperation. Stockholder agrees to fully cooperate with APS in the event that APS elects to exercise any rights under this Agreement. Stockholder shall take no action which would obstruct the ability of APS to exercise its rights under this Agreement.

     15. Procedure for Exercising Option. APS may exercise its rights under this Agreement by giving written notice to the Sharebolder in the manner specified in paragraph 13, above. Such written notice shall be in any reasonable form sufficient to notify Stockholder of the exercising of the option. Full payment shall be due upon the delivery of any or all shares from Stockholder to APS. Upon exercising of any options, Stockholder shall arrange for: (i) delivery of existing shares, if any, to APS within five business days; (ii) exercising of any stock options with Exsorbet within two business days; and (iii) delivery of stock certificates obtained upon exercise of stock ophons within two business days of receipt of such stock certificates.

     16. Severability. In the event that any section or paragraph contained herein shall be invalid, unlawful, or unenforceable, the remainder shall be severable, valid, and effective as if such invalid, unlawful, or unenforceable section or paragraph were not contained herein.

     17. Consideration. In consideration of the Agreements contained herein, APS is providing the sum of One Hundred Dollars (S 100.00) to Stockholder. Stockholder accepts such amount as full and complete consideration for this Agreement.

     18. Complete Agreement. This Agreement is the full and complete agreement between the parties. There are no agreements or understandings between the parties which are not contained herein.

    19. Adjustments in Option. In the event that the common stock of Exsorbet is changed into or exchanged for a different number or kind of shares of Exsorbet or other securides by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the option granted to APS herein shall be subject to an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the proportionate interest of APS shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option.

     20. APS Party Appointed Attorney-in-Fact. Stockholder hereby irrevocably appoints APS as attorney-in-fact of Stockholder (such power of attomey being coupled with an interest), with full authority in the place and stead of Stockholder and in the name of Stockholder, APS or otherwise, from time to time on APS' discretion and upon the occurrence of any default by Stockholder of any of Stockholder's obligations hereunder, to take any action and to execute any instrument which APS may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to assign and transfer the stock which is the subject of this Agreement to APS, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

     21. Binding Effect. This Option Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Stockholder may not assign its rights or obligations hereunder without the prior express written consent of APS in each instance.

     IN WITNESS WHEREOF, the parties have executed this Agreement upon the day and year first above written.

                                                  ------------------------
                                                  Stockholder

                                OPTION AGREEMENT

     THIS AGREEMENT is made and entered into on this 30th day of September, 1996 by and between American Physicians Service Group, Inc. ("APS"), a Delaware corporation, and Sam Sexton III, an individual ("Stockholder").

IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

     1. Identification of Exsorbet Industries. Inc. Exsorbet Industries, Inc. is an Idaho corporation, having its principal place of business in Jackson, Mississippi. The only class of common stock of Exsorbet Industries, Inc. trades on the Nasdaq Stock Market, Inc. SmallCap Market under the symbol "EXSO". As used herein, the term "Exsorbet" shall refer to Exsorbet Industries, Inc. and its successors.

     2. Disclosures. Stockholder has disclosed to APS that Exsorbet, through its Board of Directors, has proposed merger into a Delaware corporation, whereby tne Delaware corporation would be the surviving corporation, and changing the name of Exsorbet to Consolidated EcoSysterns, Inc. The term "Exsorbet" shall refer to such surviving or successor corporation in the event that such merger and/or name change is approved.

     3. Representations. Stocknolder has made no representadons to APS concerning the financial condition of Exsorbet and its subsidiaries. Stockholder has made no representations or warranties concerning the future value of Exsorbet stock, future earnings of Exsorbet, or any other representations concerning Exsorbet, except as are identified herein.

     4. Stock Ownership. Stocknolder is the owner of 5,000 shares of common stock of Exsorbet, such shares having been issued pursuant to Rule 144 of the United States Securities and Exchange Commission ("Rule 144"). Such shares of common stock are subject to the provisions of Rule 144 and all applicable state and federal securities regulations and statutes. Stockholder will not transfer or assign any of such stock until expiration of this option agreement.

     5. Option Agreements. Stockholder possesses a present right to acquire 295,000 shares of common stock of Exsorbet pursuant to an option agreement or agreements, copies of which are attached hereto. Stockholder will not transfer, extinguish or assign any of such options or rights thereunder until expiration of this option agreement.

     6. Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire -0- shares of common stock of Exsorbet, representing a portion of those shares identified in paragraph 4, above. The acquisition price shall be $2.75 per share.

     7. Additional Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 200,000 shares of common stock of Exsorbet, by exercising such portion of the options identified in paragraph 5, above as necessary to acquire such number of shares. The acquisition price shall be S2.75 per share.

     8. Exercising of Stock Options. Stockholder warrants and covenants with APS that he will, upon exercising of the option specified in paragraph 6 or 7, above, exercise the option agreements with Exsorbet, acquiring the number of shares being ultimately transferrable to APS. Such option exercise shall occur within two business days of notification by APS that it is exercising the option specified herein.

     9. APS Agreements. APS: (A) understands that the Exsorbet stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptdons for transactions not involving any public offering; (B) is acquiring the Exsorbet stock for its own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received or will receive certain information concerning Exsorbet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exsorbet stock; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Exsorbet stock; and (F) is an Accredited Investor, as defined in Regulation D promulgated pursuant to the Secunties Act of 1933, as amended.

     10. Paragraph Headings. Paragraph Headings, being the underlined portion at the beginning of each section, are intended for assistance only and shall not alter, modify, amend, or change the meanings of the written paragraphs.

     11. Construction. This Agreement shall be liberally construed in favor of granting an exclusive option upon the terms specified herein. In furtherance thereof, this Agreement shall be construed in accordance with the laws and statutes of the State of Texas, being the principal place of business of APS.

     12. Advice to Seek Legal Counsel. Stockholder has sought and obtained the advice of counsel prior to entering this Agreement or has been strongly advised to obtain legal counsel concerning the advisability of entering this Agreement. In entering this Agreement, Stockholder is not relying upon any statements, representations, or opinions of: (a) any attomeys or counsel for or of Exsorbet or APS; (b) any representatives, agents, officers, employees, or directors of Exsorbet Industries, Inc., its subsidiaries, or APS; or (c) any person other than his retained legal attorney.

     13. Notices. Notices to Stockholder shall be delivered to: 1401 S. Waldron #201, Fort Smith, Ark. 72903

     Notices to APS shall be delivered to: Duane Boyd, Jr., 1301 Capital of Texas Highway, Suite C-300, Austin, TX 78746.

     All notices shall be delivered by certified mail with a retum receipt requested, by ovemight courier, or by facsimile. All notices shall be complete upon delivery.

     14. Cooperation. Stockholder agrees to fully cooperate with APS in the event that APS elects to exercise any rights under this Agreement. Stockholder shall take no action which would obstruct the ability of APS to exercise its rights under this Agreement.

     15. Procedure for Exercising Option. APS may exercise its rights under this Agreement by giving written notice to the Sharebolder in the manner specified in paragraph 13, above. Such written notice shall be in any reasonable form sufficient to notify Stockholder of the exercising of the option. Full payment shall be due upon the delivery of any or all shares from Stockholder to APS. Upon exercising of any options, Stockholder shall arrange for: (i) delivery of existing shares, if any, to APS within five business days; (ii) exercising of any stock options with Exsorbet within two business days; and (iii) delivery of stock certificates obtained upon exercise of stock ophons within two business days of receipt of such stock certificates.

     16. Severability. In the event that any secdon or paragraph contained herein shall be invalid, unlawful, or unenforceable, the remainder shall be severable, valid, and effective as if such invalid, unlawful, or unenforceable section or paragraph were not contained herein.

     17. Consideration. In consideration of the Agreements contained herein, APS is providing the sum of One Hundred Dollars (S 100.00) to Stockholder. Stockholder accepts such amount as full and complete consideration for this Agreement.

     18. Complete Agreement. This Agreement is the full and complete agreement between the parties. There are no agreements or understandings between the parties which are not contained herein.

    19. Adjustments in Option. In the event that the common stock of Exsorbet is changed into or exchanged for a different number or kind of shares of Exsorbet or other securides by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the option granted to APS herein shall be subject to an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the proportionate interest of APS shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option.

     20. APS Party Appointed Attorney-in-Fact. Stockholder hereby irrevocably appoints APS as attorney-in-fact of Stockholder (such power of attomey being coupled with an interest), with full authority in the place and stead of Stockholder and in the name of Stockholder, APS or otherwise, from time to time on APS' discretion and upon the occurrence of any default by Stockholder of any of Stockholder's obligations hereunder, to take any action and to execute any instrument which APS may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to assign and transfer the stock which is the subject of this Agreement to APS, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

     21. Binding Effect. This Option Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Stockholder may not assign its rights or obligations hereunder without the prior express written consent of APS in each instance.

     IN WITNESS WHEREOF, the parties have executed this Agreement upon the day and year first above written.

                                                  ------------------------
                                                  Stockholder

                                OPTION AGREEMENT

     THIS AGREEMENT is made and entered into on this 30th day of September, 1996 by and between American Physicians Service Group, Inc. ("APS"), a Delaware corporation, and Charles E. Chunn, Jr., an individual ("Stockholder").

IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

     1. Identification of Exsorbet Industries. Inc. Exsorbet Industries, Inc. is an Idaho corporation, having its principal place of business in Jackson, Mississippi. The only class of common stock of Exsorbet Industries, Inc. trades on the Nasdaq Stock Market, Inc. SmallCap Market under the symbol "EXSO". As used herein, the term "Exsorbet" shall refer to Exsorbet Industries, Inc. and its successors.

     2. Disclosures. Stockholder has disclosed to APS that Exsorbet, through its Board of Directors, has proposed merger into a Delaware corporation, whereby tne Delaware corporation would be the surviving corporation, and changing the name of Exsorbet to Consolidated EcoSysterns, Inc. The term "Exsorbet" shall refer to such surviving or successor corporation in the event that such merger and/or name change is approved.

     3. Representations. Stocknolder has made no representadons to APS concerning the financial condition of Exsorbet and its subsidiaries. Stockholder has made no representations or warranties concerning the future value of Exsorbet stock, future earnings of Exsorbet, or any other representations concerning Exsorbet, except as are identified herein.

     4. Stock Ownership. Stockholder is the owner of 85,000 shares of common stock of Exsorbet, such shares having been issued pursuant to Rule 144 of the United States Securities and Exchange Commission ("Rule 144"). Such shares of common stock are subject to the provisions of Rule 144 and all applicable state and federal securities regulations and statutes. Stockholder will not transfer or assign any of such stock until expiration of this option agreement.

     5. Option Agreements. Stockholder possesses a present right to acquire 275,000 shares of common stock of Exsorbet pursuant to an option agreement or agreements, copies of which are attached hereto. Stockholder will not transfer, extinguish or assign any of such options or rights thereunder until expiration of this option agreement.

     6. Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire -0- shares of common stock of Exsorbet, representing a portion of those shares identified in paragraph 4, above. The acquisition price shall be $2.75 per share.

     7. Additional Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 180,000 shares of common stock of Exsorbet, by exercising such portion of the options identified in paragraph 5, above as necessary to acquire such number of shares. The acquisition price shall be S2.75 per share.

     8. Exercising of Stock Options. Stockholder warrants and covenants with APS that he will, upon exercising of the option specified in paragraph 6 or 7, above, exercise the option agreements with Exsorbet, acquiring the number of shares being ultimately transferrable to APS. Such option exercise shall occur within two business days of not)fication by APS that it is exercising the option specified herein.

     9. APS Agreements. APS: (A) understands that the Exsorbet stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptdons for transactions not involving any public offering; (B) is acquiring the Exsorbet stock for its own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received or will receive certain information concerning Exsorbet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exsorbet stock; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Exsorbet stock; and (F) is an Accredited Investor, as defined in Regulation D promulgated pursuant to the Secunties Act of 1933, as amended.

     10. Paragraph Headings. Paragraph Headings, being the underlined portion at the beginning of each section, are intended for assistance only and shall not alter, modify, amend, or change the meanings of the written paragraphs.

     11. Construction. This Agreement shall be liberally construed in favor of granting an exclusive option upon the terms specified herein. In furtherance thereof, this Agreement shall be construed in accordance with the laws and statutes of the State of Texas, being the principal place of business of APS.

     12. Advice to Seek Legal Counsel. Stockholder has sought and obtained the advice of counsel prior to entering this Agreement or has been strongly advised to obtain legal counsel concerning the advisability of entering this Agreement. In entering this Agreement, Stockholder is not relying upon any statements, representations, or opinions of: (a) any attomeys or counsel for or of Exsorbet or APS; (b) any representatives, agents, officers, employees, or directors of Exsorbet Industries, Inc., its subsidiaries, or APS; or (c) any person other than his retained legal attorney.

     13. Notices. Notices to Stockholder shall be delivered to: ______________

     Notices to APS shall be delivered to: Duane Boyd, Jr., 1301 Capital of Texas Highway, Suite C-300, Austin, TX 78746.

     All notices shall be delivered by certified mail with a retum receipt requested, by ovemight courier, or by facsimile. All notices shall be complete upon delivery.

     14. Cooperation. Stockholder agrees to fully cooperate with APS in the event that APS elects to exercise any rights under this Agreement. Stockholder shall take no action which would obstruct the ability of APS to exercise its rights under this Agreement.

     15. Procedure for Exercising Option. APS may exercise its rights under this Agreement by giving written notice to the Sharebolder in the manner specified in paragraph 13, above. Such written notice shall be in any reasonable form sufficient to notify Stockholder of the exercising of the option. Full payment shall be due upon the delivery of any or all shares from Stockholder to APS. Upon exercising of any options, Stockholder shall arrange for: (i) delivery of existing shares, if any, to APS within five business days; (ii) exercising of any stock options with Exsorbet within two business days; and (iii) delivery of stock certificates obtained upon exercise of stock ophons within two business days of receipt of such stock certificates.

     16. Severability. In the event that any secdon or paragraph contained herein shall be invalid, unlawful, or unenforceable, the remainder shall be severable, valid, and effective as if such invalid, unlawful, or unenforceable section or paragraph were not contained herein.

     17. Consideration. In consideration of the Agreements contained herein, APS is providing the sum of One Hundred Dollars (S 100.00) to Stockholder. Stockholder accepts such amount as full and complete consideration for this Agreement.

     18. Complete Agreement. This Agreement is the full and complete agreement between the parties. There are no agreements or understandings between the parties which are not contained herein.

    19. Adjustments in Option. In the event that the common stock of Exsorbet is changed into or exchanged for a different number or kind of shares of Exsorbet or other securides by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the option granted to APS herein shall be subject to an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the proportionate interest of APS shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option.

     20. APS Party Appointed Attorney-in-Fact. Stockholder hereby irrevocably appoints APS as attorney-in-fact of Stockholder (such power of attomey being coupled with an interest), with full authority in the place and stead of Stockholder and in the name of Stockholder, APS or otherwise, from time to time on APS' discretion and upon the occurrence of any default by Stockholder of any of Stockholder's obligations hereunder, to take any action and to execute any instrument which APS may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to assign and transfer the stock which is the subject of this Agreement to APS, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

     21. Binding Effect. This Option Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Stockholder may not assign its rights or obligations hereunder without the prior express written consent of APS in each instance.

     IN WITNESS WHEREOF, the parties have executed this Agreement upon the day and year first above written.

                                                  ------------------------
                                                  Stockholder

                                OPTION AGREEMENT

     THIS AGREEMENT is made and entered into on this 30th day of September, 1996 by and between American Physicians Service Group, Inc. ("APS"), a Delaware corporation, and Larry Woodcock and Marilyn Woodcock, individuals
("Stockholder").

IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

     1. Identification of Exsorbet Industries. Inc. Exsorbet Industries, Inc. is an Idaho corporation, having its principal place of business in Jackson, Mississippi. The only class of common stock of Exsorbet Industries, Inc. trades on the Nasdaq Stock Market, Inc. SmallCap Market under the symbol "EXSO". As used herein, the term "Exsorbet" shall refer to Exsorbet Industries, Inc. and its successors.

     2. Disclosures. Stockholder has disclosed to APS that Exsorbet, through its Board of Directors, has proposed merger into a Delaware corporation, whereby tne Delaware corporation would be the surviving corporation, and changing the name of Exsorbet to Consolidated EcoSysterns, Inc. The term "Exsorbet" shall refer to such surviving or successor corporation in the event that such merger and/or name change is approved.

     3. Representations. Stocknolder has made no representadons to APS concerning the financial condition of Exsorbet and its subsidiaries. Stockholder has made no representations or warranties concerning the future value of Exsorbet stock, future earnings of Exsorbet, or any other representations concerning Exsorbet, except as are identified herein.

     4. Stock Ownership. Stockholder is the owner of 1,152,021 shares of common stock of Exsorbet, such shares having been issued pursuant to Rule 144 of the United States Securities and Exchange Commission ("Rule 144"). Such shares of common stock are subject to the provisions of Rule 144 and all applicable state and federal securities regulations and statutes. Stockholder will not transfer or assign any of such stock until expiration of this option agreement.

     5. Option Agreements. Stockholder possesses a present right to acquire 200,000 shares of common stock of Exsorbet pursuant to an option agreement or agreements, copies of which are attached hereto. Stockholder will not transfer, extinguish or assign any of such options or rights thereunder until expiration of this option agreement.

     6. Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire 317,500 shares of common stock of Exsorbet, representing a portion of those shares identified in paragraph 4, above. The acquisition price shall be $2.75 per share.

     7. Additional Option Grant to APS. For a period of sixty days after September 30, 1996, Stockholder grants to APS an exclusive right to acquire -0- shares of common stock of Exsorbet, by exercising such portion of the options identified in paragraph 5, above as necessary to acquire such number of shares. The acquisition price shall be S2.75 per share.

     8. Exercising of Stock Options. Stockholder warrants and covenants with APS that he will, upon exercising of the option specified in paragraph 6 or 7, above, exercise the option agreements with Exsorbet, acquiring the number of shares being ultimately transferrable to APS. Such option exercise shall occur within two business days of not)fication by APS that it is exercising the option specified herein.

     9. APS Agreements. APS: (A) understands that the Exsorbet stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptdons for transactions not involving any public offering; (B) is acquiring the Exsorbet stock for its own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received or will receive certain information concerning Exsorbet and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exsorbet stock; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Exsorbet stock; and (F) is an Accredited Investor, as defined in Regulation D promulgated pursuant to the Secunties Act of 1933, as amended.

     10. Paragraph Headings. Paragraph Headings, being the underlined portion at the beginning of each section, are intended for assistance only and shall not alter, modify, amend, or change the meanings of the written paragraphs.

     11. Construction. This Agreement shall be liberally construed in favor of granting an exclusive option upon the terms specified herein. In furtherance thereof, this Agreement shall be construed in accordance with the laws and statutes of the State of Texas, being the principal place of business of APS.

     12. Advice to Seek Legal Counsel. Stockholder has sought and obtained the advice of counsel prior to entering this Agreement or has been strongly advised to obtain legal counsel concerning the advisability of entering this Agreement. In entering this Agreement, Stockholder is not relying upon any statements, representations, or opinions of: (a) any attomeys or counsel for or of Exsorbet or APS; (b) any representatives, agents, officers, employees, or directors of Exsorbet Industries, Inc., its subsidiaries, or APS; or (c) any person other than his retained legal attorney.

     13. Notices. Notices to Stockholder shall be delivered to: Larry and Marilyn Woodcock, 1890 Swisco Road, Sulpher, LA 70663.

     Notices to APS shall be delivered to: Duane Boyd, Jr., 1301 Capital of Texas Highway, Suite C-300, Austin, TX 78746.

     All notices shall be delivered by certified mail with a retum receipt requested, by ovemight courier, or by facsimile. All notices shall be complete upon delivery.

     14. Cooperation. Stockholder agrees to fully cooperate with APS in the event that APS elects to exercise any rights under this Agreement. Stockholder shall take no action which would obstruct the ability of APS to exercise its rights under this Agreement.

     15. Procedure for Exercising Option. APS may exercise its rights under this Agreement by giving written notice to the Sharebolder in the manner specified in paragraph 13, above. Such written notice shall be in any reasonable form sufficient to notify Stockholder of the exercising of the option. Full payment shall be due upon the delivery of any or all shares from Stockholder to APS. Upon exercising of any options, Stockholder shall arrange for: (i) delivery of existing shares, if any, to APS within five business days; (ii) exercising of any stock options with Exsorbet within two business days; and (iii) delivery of stock certificates obtained upon exercise of stock ophons within two business days of receipt of such stock certificates.

     16. Severability. In the event that any secdon or paragraph contained herein shall be invalid, unlawful, or unenforceable, the remainder shall be severable, valid, and effective as if such invalid, unlawful, or unenforceable section or paragraph were not contained herein.

     17. Consideration. In consideration of the Agreements contained herein, APS is providing the sum of One Hundred Dollars (S 100.00) to Stockholder. Stockholder accepts such amount as full and complete consideration for this Agreement.

     18. Complete Agreement. This Agreement is the full and complete agreement between the parties. There are no agreements or understandings between the parties which are not contained herein.

    19. Adjustments in Option. In the event that the common stock of Exsorbet is changed into or exchanged for a different number or kind of shares of Exsorbet or other securides by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the option granted to APS herein shall be subject to an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the proportionate interest of APS shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option.

     20. APS Party Appointed Attorney-in-Fact. Stockholder hereby irrevocably appoints APS as attorney-in-fact of Stockholder (such power of attomey being coupled with an interest), with full authority in the place and stead of Stockholder and in the name of Stockholder, APS or otherwise, from time to time on APS' discretion and upon the occurrence of any default by Stockholder of any of Stockholder's obligations hereunder, to take any action and to execute any instrument which APS may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to assign and transfer the stock which is the subject of this Agreement to APS, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

     21. Binding Effect. This Option Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Stockholder may not assign its rights or obligations hereunder without the prior express written consent of APS in each instance.

     IN WITNESS WHEREOF, the parties have executed this Agreement upon the day and year first above written.

                                                  ------------------------
                                                  Stockholder